SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(a)
                  OF THE SECURITIES EXCHANGE ACT OF 1934
                             (Amendment No. )
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                          Filed by the Registrant                     / X /
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                Filed by a party other than the Registrant            /   /
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Check the appropriate box:
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/   /    Preliminary Proxy Statement
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/   /    Confidential, for Use of the Commission Only (as
----          permitted by Rule 14a-6(e) (2))

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/ X /    Definitive Proxy Statement
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/   /    Definitive Additional Materials
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/   /    Soliciting Material Pursuant to Sec. 240.14a-11(c) or
----     Sec. 240.14a-12

            PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST
                    PUTNAM HIGH YIELD MUNICIPAL TRUST
                 PUTNAM INVESTMENT GRADE MUNICIPAL TRUST
               PUTNAM INVESTMENT GRADE MUNICIPAL TRUST II
               PUTNAM INVESTMENT GRADE MUNICIPAL TRUST III
                  PUTNAM MANAGED MUNICIPAL INCOME TRUST
                  PUTNAM MUNICIPAL OPPORTUNITIES TRUST
            PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST

             (Name of Registrant as Specified In Its Charter)

                (Name of Person(s) Filing Proxy Statement,
                         if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

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/   /    Fee computed on table below per Exchange Act Rule 14a
----          6(i)(1) and 0-11

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         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
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         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

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---- by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

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         (4) Date Filed:

IMPORTANT INFORMATION
FOR SHAREHOLDERS IN
PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST
PUTNAM HIGH YIELD MUNICIPAL TRUST
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST II
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST III
PUTNAM MANAGED MUNICIPAL INCOME TRUST
PUTNAM MUNICIPAL OPPORTUNITIES TRUST
PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST


The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees' recommendations on page 4.

We urge you to spend a couple of minutes with the proxy statement, fill out your proxy card, and return it to us. When shareholders don't return their proxies in sufficient numbers, we have to incur the expense of follow-up solicitations, which can cost your fund money.

We want to know how you would like to vote and welcome your comments. Please take a few moments with these materials and return your proxy to us.

                        (PUTNAM LOGO APPEARS HERE)
                          BOSTON * LONDON * TOKYO

Table of contents

A Message from the Chairman. . . . . . . . . . . . . . . . . . . . . . . .1

Notice of Shareholder Meeting. . . . . . . . . . . . . . . . . . . . . . .2

Trustees' Recommendations. . . . . . . . . . . . . . . . . . . . . . . .. 4

Proxy card enclosed























If you have any questions, please contact us at the special toll-free number we have set up for you (1-800-225-1581) or call your financial adviser.

A Message from the Chairman

(Photograph of George Putnam appears here)

Dear Shareholder:

I am writing to you to ask for your vote on important questions that affect your investment in your fund. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy. We are asking for your vote on the following matters: (1) fixing the number of Trustees and electing your fund's Trustees and (2) ratifying the selection of your fund's independent auditors.

Although we would like very much to have each shareholder attend his or her fund's meeting, we realize this is not possible. Whether or not you plan to be present, we need your vote. We urge you to complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration that I am sure you will give this important matter.
If you have questions about the proposals, contact your financial adviser or call a Putnam customer service representative at 1-800-225-1581.

                             Sincerely yours,

                             /s/ George Putnam
                             (signature of George Putnam)
                             George Putnam, Chairman

PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST
PUTNAM HIGH YIELD MUNICIPAL TRUST
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST II
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST III
PUTNAM MANAGED MUNICIPAL INCOME TRUST
PUTNAM MUNICIPAL OPPORTUNITIES TRUST
PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST

Notice of Annual Meeting of Shareholders

This is the formal agenda for your fund's shareholder meeting.
It tells you what matters will be voted on and the time and place of the meeting, if you can attend in person.

To the Shareholders of Putnam California Investment Grade
Municipal Trust, Putnam High Yield Municipal Trust, Putnam
Investment Grade Municipal Trust, Putnam Investment Grade
Municipal Trust II, Putnam Investment Grade Municipal Trust III,
Putnam Managed Municipal Income Trust, Putnam Municipal
Opportunities Trust and Putnam New York Investment Grade
Municipal Trust:

The Annual Meeting of Shareholders of your fund will be held on October 9, 1997 at 2:00 p.m., Boston time, on the eighth floor of One Post Office Square, Boston, Massachusetts, to consider the following:

1. Fixing the number of Trustees and electing Trustees. See page 6.

2. Ratifying the selection by the Trustees of the independent auditors of your fund for its current fiscal year. See page 32.

3. Transacting other business as may properly come before the meeting.

By the Trustees

George Putnam, Chairman
William F. Pounds, Vice Chairman

Jameson A. Baxter                   Robert E. Patterson
Hans H. Estin                       Donald S. Perkins
John A. Hill                        George Putnam, III
Ronald J. Jackson                   A.J.C. Smith
Elizabeth T. Kennan                 W. Nicholas Thorndike
Lawrence J. Lasser

WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN
THE POSTAGE-PAID ENVELOPE PROVIDED SO YOU WILL BE REPRESENTED AT
THE MEETING.

July 11, 1997
Proxy Statement

This document will give you the information you need to vote on the matters listed on the previous pages. Much of the information in the proxy statement is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our special toll-free number, 1-800-225-1581, or call your financial adviser.

Who is asking for my vote?

The enclosed proxy is solicited by the Trustees of Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Investment Grade Municipal Trust II, Putnam Investment Grade Municipal Trust III, Putnam Managed Municipal Income Trust, Putnam Municipal Opportunities Trust and Putnam New York Investment Grade Municipal Trust for use at the Annual Meeting of Shareholders of your fund to be held on October 9, 1997, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Annual Meeting (see previous pages).

How do your fund's Trustees recommend that shareholders vote on these proposals?

The Trustees recommend that you vote

1. For fixing the number of Trustees as proposed and the election of all nominees; and

2. For ratifying the selection of the independent auditors of your fund as indicated below:

Price Waterhouse LLP          Putnam California Investment Grade
                                Municipal Trust
                              Putnam High Yield Municipal Trust
                              Putnam Investment Grade Municipal
                                Trust
                              Putnam New York Investment Grade
                                Municipal Trust

Coopers & Lybrand L.L.P.      Putnam Investment Grade Municipal
                                Trust II
                              Putnam Investment Grade Municipal
                                Trust III
                              Putnam Managed Municipal Income
                                Trust
                              Putnam Municipal Opportunities
                                Trust

Who is eligible to vote?

Shareholders of record at the close of business on July 11, 1997, are entitled to be present and to vote at the meeting or any adjourned meeting. The Notice of Annual Meeting, the proxy, and the Proxy Statement are being mailed to shareholders of record on or about July 17, 1997.

Each share is entitled to one vote. Unless otherwise noted, if your fund's shares are divided into preferred and common shares, the holders of your fund's preferred shares and the holders of your fund's common shares will vote together as a single class. Shares represented by duly executed proxies will be voted in accordance with shareholders' instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before the meeting, your shares will be voted at the Trustees' discretion.

The Proposals

I.   ELECTION OF TRUSTEES

Who are the nominees for Trustees?

The Nominating Committee of the Trustees recommends that the number of Trustees be fixed at thirteen and that you vote for the election of the nominees described below. Each nominee is currently a Trustee of your fund and of the other Putnam funds.

Pursuant to the bylaws of your fund and the Investment Company Act of 1940, holders of the preferred shares of the fund are entitled to elect two Trustees. The remaining Trustees for the fund will be elected by the holders of its preferred shares and common shares voting together as a single class. Therefore, Messrs. Hill and Patterson have been nominated as Trustees to be elected by the holders of the preferred shares, while the other eleven Trustees have been nominated to be elected by the holders of your fund's preferred shares and common shares voting together as a single class.

The Nominating Committee of the Trustees consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of your fund or of Putnam Investment Management, Inc., your fund's investment manager ("Putnam Management").

Jameson Adkins Baxter
[Insert Picture]

Ms. Baxter, age 53, is the President of Baxter Associates, Inc., a management and financial consulting firm which she founded in 1986. During that time, she was also a Vice President and Principal of the Regency Group, Inc., and a Consultant to First Boston Corporation, both of which are investment banking firms. From 1965 to 1986, Ms. Baxter held various positions in investment banking and corporate finance at First Boston.

Ms. Baxter currently also serves as a Director of Banta Corporation, Avondale Financial Corp., and ASHTA Chemicals, Inc. She is also the Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having previously served as Chairman for five years and as a Board member for thirteen years; an Honorary Trustee and past President of the Board of Trustees of the Emma Willard School; and Chair of the Board of Governors of Good Shepherd Hospital. Ms. Baxter is a graduate of Mount Holyoke College.


Hans H. Estin
[Insert Picture]

Mr. Estin, age 68, is a Chartered Financial Analyst and the Vice Chairman of North American Management Corp., a registered investment adviser serving individual clients and their families. Mr. Estin currently also serves as a Corporation Member of The Schepens Eye Research Institute; and a Trustee of New England Aquarium. He previously served as the Chairman of the Board of Trustees of Boston University and is currently active in various other civic associations, including the Boys & Girls Clubs of Boston, Inc. Mr. Estin is a graduate of Harvard College and holds honorary doctorates from Merrimack College and Boston University.

John A. Hill
[Insert Picture]

Mr. Hill, age 55, is the Chairman and Managing Director of First
Reserve Corporation, a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors.

Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several investment advisory firms and held various positions with the Federal government, including Associate
Director of the Office of Management and Budget and Deputy
Administrator of the Federal Energy Administration.

Mr. Hill currently also serves as a Director of Snyder Oil Corporation, an exploration and production company which he founded, Maverick Tube Corporation, a manufacturer of structural steel, pipe and well casings, TransMontaingne Oil Company, a refined oil product pipeline and distribution company, Weatherford Enterra, Inc., an oil field service company, various private companies controlled by First Reserve Corporation, and various First Reserve Funds. He is also a Member of the Board of Advisors of Fund Directions. He is currently active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill is a graduate of Southern Methodist University.


Ronald J. Jackson
[Insert Picture]

Mr. Jackson, age 53, was Chairman of the Board, President and Chief Executive Officer of Fisher-Price, Inc., a major toy manufacturer, from 1990 to 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc., a manufacturer and distributor of footwear, from 1989 to 1990, and as President and Chief Executive Officer of Kenner Parker Toys, Inc., a major toy and game manufacturer, from 1985 to 1987. Prior to that, he held various financial and marketing positions at General Mills, Inc. from 1966 to 1985, including Vice President, Controller and Vice President of Marketing for Parker Brothers, a toy and game company, and President of Talbots, a retailer and direct marketer of women's apparel.

Mr. Jackson currently serves as a Director of Safety 1st, Inc., a company which markets a wide range of child care and safety products. He also serves as a Trustee of Salem Hospital and the Peabody Essex Museum. Mr. Jackson is a graduate of Michigan State University Business School.


Elizabeth T. Kennan
[Insert Picture]

Ms. Kennan, age 59, is President Emeritus and Professor of Mount Holyoke College. From 1978 through June 1995, she was President of Mount Holyoke College. From 1966 to 1978, she was on the faculty of Catholic University, where she taught history and published numerous articles.

Ms. Kennan currently also serves as a Director of NYNEX Corporation, a telecommunications company, Northeast Utilities, the Kentucky Home Life Insurance Companies, and Talbots. She also serves as a Member of The Folger Shakespeare Library Committee. She is currently active in various educational and civic associations. Ms. Kennan is a graduate of Mount Holyoke College, the University of Washington and St. Hilda College at Oxford University and holds several honorary doctorates.


Lawrence J. Lasser*
[Insert Picture]

Mr. Lasser, age 54, is the Vice President of your fund and the other Putnam funds. He has been the President, Chief Executive Officer and a Director of Putnam Investments, Inc. and Putnam Management since 1985, having begun his career there in 1969.

Mr. Lasser currently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management, and the United Way of Massachusetts Bay. He is a Member of the Board of Overseers of the Museum of Fine Arts in Boston, The Council on Foreign Relations, and a Member of the Board of Governors and Executive Committee at the Investment Company Institute. He is also a Trustee of the Beth Israel\Deaconess Medical Center in Boston. Mr. Lasser is a graduate of Antioch College and Harvard Business School.


Robert E. Patterson
[Insert Picture]

Mr. Patterson, age 52, is the Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership, a registered investment adviser which manages real estate investments for institutional investors. Prior to 1990, he was the Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc., the predecessor company of Cabot Partners. Prior to that, he was a Senior Vice President of the Beal Companies, a real estate management, investment and development company. He has also worked as an attorney and held various positions in state government, including the founding Executive Director of the Massachusetts Industrial Finance Agency.

Mr. Patterson currently also serves as Chairman of the Joslin
Diabetes Center and as a Director of Brandywine Trust Company.
Mr. Patterson is a graduate of Harvard College and Harvard Law
School.


Donald S. Perkins*
[Insert Picture]

Mr. Perkins, age 70, is the retired Chairman of the Board of Jewel Companies, Inc., a diversified retailer, where among other roles he served as President, Chief Executive Officer and Chairman of the Board from 1965 to 1980. He currently also serves as a Director of various other public corporations, including AON Corp., an insurance company, Cummins Engine Company, Inc., an engine and power generator equipment manufacturer and assembler, Current Assets L.L.C., a corporation providing financial staffing services, LaSalle Street Fund, Inc. and LaSalle U.S. Realty Income and Growth Fund, Inc., real estate investment trusts, Lucent Technologies Inc., Ryerson Tull, Inc., America's largest steel service corporation, Springs Industries, Inc., a textile manufacturer, and Time Warner, Inc., one of the
nation's largest media conglomerates.   He previously served as a
Director of several other major public corporations, including Corning Glass Works, Eastman Kodak Company, Firestone Tire & Rubber Company and Kmart Corporation.

Mr. Perkins currently also serves as a Trustee and Vice Chairman of Northwestern University and as a Trustee of the Hospital Research and Education Trust. He is currently active in various civic and business associations, including the Business Council and the Civic Committee of the Commercial Club of Chicago, of which he is the founding Chairman. Mr. Perkins is a graduate of Yale University and Harvard Business School and holds an honorary doctorate from Loyola University of Chicago.


William F. Pounds
[Insert Picture]

Dr. Pounds, age 69, is the Vice Chairman of your fund and of the other Putnam funds. He has been a Professor of Management at the Alfred P. Sloan School of Management at the Massachusetts Institute of Technology since 1961 and served as Dean of that School from 1966 to 1980. He previously served as Senior Advisor to the Rockefeller Family and Associates and was a past Chairman of Rockefeller & Co., Inc., a registered investment adviser which manages Rockefeller family assets, and Rockefeller Trust Company.

Dr. Pounds currently also serves as a Director of IDEXX Laboratories, Inc., PerSeptive Biosystems, Inc., Management Sciences For Health, Inc. and Sun Company, Inc. He is also a Trustee of the Museum of Fine Arts in Boston; an Overseer of WGBH Educational Foundation, and a Fellow of The American Academy of Arts and Sciences. He previously served as a Director of Fisher-Price, Inc. and General Mills, Inc. Dr. Pounds is a graduate of Carnegie-Mellon University.

George Putnam*
[Insert Picture]

Mr. Putnam, age 70, is the Chairman and President of your fund and of the other Putnam funds. He is the Chairman and a Director of Putnam Management and Putnam Mutual Funds Corp. and a Director of Marsh & McLennan, their parent company. Mr. Putnam is the son of the founder of the Putnam funds and Putnam Management and has been employed in various capacities by Putnam Management since 1951, including Chief Executive Officer from 1961 to 1973. He is a former Overseer and Treasurer of Harvard University; a past Chairman of the Harvard Management Company; and a Trustee Emeritus of Wellesley College and Bradford College.

Mr. Putnam currently also serves as a Director of Freeport-McMoRan, Inc., Freeport Copper and Gold, Inc., McMoRan Oil and Gas, Inc., mining and natural resources companies and Houghton Mifflin Company, a major publishing company. He is also a Trustee of Massachusetts General Hospital, McLean Hospital, Vincent Memorial Hospital, WGBH Educational Foundation and the Museum of Fine Arts and the Museum of Science in Boston; the New England Aquarium; an Overseer of Northeastern University; and a Fellow of The American Academy of Arts and Sciences. Mr. Putnam is a graduate of Harvard College and Harvard Business School and holds honorary doctorates from Bates College and Harvard University.


George Putnam, III*
[Insert Picture]

Mr. Putnam, age 45, is the President of New Generation Research, Inc., a publisher of financial advisory and other research services relating to bankrupt and distressed companies, and New Generation Advisers, Inc., a registered investment adviser which provides advice to private funds specializing in investments in such companies. Prior to founding New Generation in 1985, Mr. Putnam was an attorney with the Philadelphia law firm Dechert Price & Rhoads.

Mr. Putnam currently also serves as a Director of the Massachusetts Audubon Society and The Boston Family Office, L.L.C., a registered investment advisor that provides financial services to individuals and families. He is also a Trustee of the Sea Education Association and St. Mark's School and an Overseer of the New England Medical Center. Mr. Putnam is a graduate of Harvard College, Harvard Business School and Harvard Law School.


A.J.C. Smith*
[Insert Picture]

Mr. Smith, age 63, is the Chairman and Chief Executive Officer of Marsh & McLennan Companies, Inc. He has been employed by Marsh & McLennan and related companies in various capacities since 1961. Mr. Smith is a Director of the Trident Corp., and he also serves as a Trustee of the Carnegie Hall Society, the Central Park Conservancy, the Educational Broadcasting Corporation, the Economic Club of New York, the U.S. Chamber of Commerce, and is a Founder of the Museum of Scotland Society. He was educated in Scotland and is a Fellow of the Faculty of Actuaries in Edinburgh, a Fellow of the Canadian Institute of Actuaries, a Fellow of the Conference of Actuaries, an Associate of the Society of Actuaries, a Member of the American Academy of Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries.


W. Nicholas Thorndike**
[Insert Picture]

Mr. Thorndike, age 64, serves as a Director of various corporations and charitable organizations, including Data General Corporation, a computer and high technology company, Bradley Real Estate, Inc., a real estate investment firm, Providence Journal Co., a newspaper publisher, and Courier Corporation, a book binding and printing company. He is also a Trustee of Eastern Utilities Associates, Massachusetts General Hospital, where he previously served as chairman and president, and Northeastern University.

Prior to December 1988, he was the Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis, a registered investment adviser which manages mutual funds and institutional assets. He also previously served as a Trustee of the Wellington Group of Funds (now The Vanguard Group) and was the Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.


----------------------------

* Nominees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of your fund, Putnam Management, and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"), the principal underwriter for all the open-end Putnam funds and an affiliate of Putnam Management. Messrs. Putnam, Lasser, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of your fund, or directors of Putnam Management, Putnam Mutual Funds, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Mutual Funds. Mr. George Putnam, III, Mr. Putnam's son, is also an "interested person" of your fund, Putnam Management, and Putnam Mutual Funds. Mr. Perkins may be deemed to be an "interested person" of your fund because of his service as a director of a certain publicly held company that includes registered broker-dealer firms among its subsidiaries. Neither your fund nor any of the other Putnam funds currently engages in any transactions with such firms except that certain of such firms act as dealers in the retail sale of shares of certain Putnam funds in the ordinary course of their business. The balance of the nominees are not "interested persons."

** In February 1994 Mr. Thorndike accepted appointment as a successor trustee of certain private trusts in which he has no beneficial interest. At that time he also became Chairman of the Board of two privately owned corporations controlled by such trusts, serving in that capacity until October 1994. These corporations filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in August 1994.

Except as indicated above, the principal occupations and business experience of the nominees for the last five years have been with the employers indicated, although in some cases they have held different positions with those employers. All the nominees were elected by the shareholders in October 1996. The 13 nominees for election as Trustees at the shareholder meeting of your fund who receive the greatest number of votes will be elected Trustees of your fund. The Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may recommend that the shareholders fix the number of Trustees at less than 13 for your fund.

What are the Trustees' responsibilities?

Your fund's Trustees are responsible for the general oversight of your fund's business and for assuring that your fund is managed in the best interests of its shareholders. The Trustees periodically review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, custody, distribution and investor servicing. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for these services and the overall level of your fund's operating expenses. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's auditors and legal counsel, which are selected by the Trustees and are independent of Putnam Management and its affiliates.

Do the Trustees have a stake in your fund?

The Trustees believe it is important that each Trustee have a significant investment in the Putnam funds. The Trustees allocate their investments among the more than 96 Putnam funds based on their own investment needs. The Trustees' aggregate investments in the Putnam funds total over $56 million. The table below lists each Trustee's current investments in the fund and in the Putnam funds as a group based on beneficial ownership. Except as otherwise noted, each Trustee has sole voting power and sole investment power with respect to his or her shares. Share Ownership by
Trustees

                                Year first                Number of
                                elected as                shares of
                                Trustee of                all Putnam
                                the Putnam                funds owned
Trustees                        funds                     as of 5/15/97 (1)
-------------------------------------------------------------------------------

Jameson A. Baxter                     1994                   48,336
Hans H. Estin                         1972                   29,539
John A. Hill                          1985                  142,061
Ronald J. Jackson                     1996                  124,061
Elizabeth T. Kennan                   1992                   26,197
Lawrence J. Lasser                    1992                  567,522
Robert E. Patterson                   1984                   63,328
Donald S. Perkins                     1982                  168,837
William F. Pounds                     1971                  324,764
George Putnam                         1957                1,772,505
George Putnam, III                    1984                  309,877
A.J.C. Smith                          1986                   51,567
W. Nicholas Thorndike                 1992                   81,992
--------------------------------------------------------------------------------
(1)  These holdings do not include shares of Putnam money market funds.

Share Ownership by Trustees

                         Number of Shares owned as of May 15, 1997 of:

                     Putnam California     Putnam High      Putnam Investment
                     Investment Grade    Yield Municipal     Grade Municipal
Trustee              Municipal Trust         Trust               Trust
------------------------------------------------------------------------------

Jameson A. Baxter                  118                119                 119
Hans H. Estin                      121                162                 161
John A. Hill                       100                100                 100
Ronald J. Jackson                200(1)             200(1)              200(1)
Elizabeth T. Kennan              229(2)             222(3)              222(3)
Lawrence J. Lasser                 100                100                 100
Robert E. Patterson                100                300                 300
Donald S. Perkins                  173               1,260                513
William F. Pounds                  335                500                 500
George Putnam                      885               1,100                900
George Putnam, III                 500                300                 300
A.J.C. Smith                     200(4)             200(4)              200(4)
W. Nicholas Thorndike              128                150                 150
--------------------------------------------------------------------------------
(1) Mr. Jackson has shared investment power and shared voting power with respect to such shares.
(2) Ms. Kennan is the custodian of a trust which owns 129 of these shares and in which she has no economic interest.
(3) Ms. Kennan is the custodian of a trust which owns 122 of these shares and in which she has no economic interest.
(4) Mr. Smith has shared investment power and shared voting power with respect to such shares.

     As of May 15, 1997, the Trustees and officers of Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust and Putnam Investment Grade Municipal Trust owned a total of 3,189, 4,713 and 3,765 common shares, respectively, of the funds, comprising less than 1% of the outstanding common shares of such funds on that date. None of the Trustees owns any preferred shares.

Share Ownership by Trustees

                            Number of Shares owned as of May 15, 1997 of:

                        Putnam Investment  Putnam Investment   Putnam Managed
                        Grade Municipal    Grade Municipal    Municipal Income
Trustee                   Trust II           Trust III             Trust
------------------------------------------------------------------------------

Jameson A. Baxter                 1,227              1,457                119
Hans H. Estin                      123                111                 161
John A. Hill                       100               2,500                100
Ronald J. Jackson                200(1)             200(1)              200(1)
Elizabeth T. Kennan              226(2)             213(3)              222(4)
Lawrence J. Lasser                 100                100                 100
Robert E. Patterson                100                200                 300
Donald S. Perkins                  889               1,017               1,251
William F. Pounds                  335                100                 500
George Putnam                      899                961                1,100
George Putnam, III                 500                500                 300
A.J.C. Smith                     200(5)             200(5)              200(5)
W. Nicholas Thorndike              130                113                 150
-------------------------------------------------------------------------------

(1) Mr. Jackson has shared investment power and shared voting power with respect to such shares.
(2) Ms. Kennan is the custodian of a trust which owns 125 of these shares and in which she has no economic interest.
(3) Ms. Kennan is the custodian of a trust which owns 113 of these shares and in which she has no economic interest.
(4) Mr. Smith has shared investment power and shared voting power with respect to such shares.

     As of May 15, 1997, the Trustees and officers of Putnam Investment Grade Municipal Trust II, Putnam Investment Grade Municipal Trust III and Putnam Managed Municipal Income Trust owned a total of 5,027, 7,672 and 4,702 common shares, respectively, of the funds, comprising less than 1% of the outstanding common shares of such funds on that date. None of the Trustees owns any preferred shares.

Share Ownership by Trustees


     Number of Shares owned as of May 15, 1997 of:

                            Putnam Municipal              Putnam New York
                              Opportunities               Investment Grade
Trustee                          Trust                    Municipal Trust
-------------------------------------------------------------------------------

Jameson A. Baxter                  120                        117
Hans H. Estin                      123                        120
John A. Hill                       100                      1,100
Ronald J. Jackson                200(1)                     200(1)
Elizabeth T. Kennan              231(2)                     223(3)
Lawrence J. Lasser                 100                      100
Robert E. Patterson                100                      100
Donald S. Perkins                  601                      218
William F. Pounds                  500                      335
George Putnam                      915                      866
George Putnam, III                 500                      500
A.J.C. Smith                     200(4)                     200(4)
W. Nicholas Thorndike              130                      127
--------------------------------------------------------------------------------

(1) Mr. Jackson has shared investment power and shared voting power with respect to such shares.
(2) Ms. Kennan is the custodian of a trust which owns 131 of these shares and in which she has no economic interest.
(3) Ms. Kennan is the custodian of a trust which owns 123 of these shares and in which she has no economic interest.
(4) Mr. Smith has shared investment power and shared voting power with respect to such shares.

     As of May 15, 1997, the Trustees and officers of Putnam Municipal Opportunities Trust and Putnam New York Investment Grade Municipal Trust owned a total of 3,820 and 4,205 common shares, respectively, of the funds, comprising less than 1% of the outstanding common shares of such funds on that date. None of the Trustees owns any preferred shares.


What are some of the ways in which the Trustees represent shareholder interests?

The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders. Among other ways, the Trustees seek to represent shareholder interests:

     by carefully reviewing your fund's investment performance on an individual basis with your fund's managers;


     by also carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;


     by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;


     by reviewing the fees paid to Putnam Management to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;


     by monitoring potential conflicts between the funds and Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and


     by also monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

How often do the Trustees meet?

The Trustees meet each month (except August) over a two-day period to review the operations of your fund and of the other Putnam funds. A portion of these meetings is devoted to meetings of various Committees of the board which focus on particular matters. These currently include: the Committee of Independent Trustees, which conducts an annual review of all contractual arrangements with Putnam Management and its affiliates; the Contract Committee, which reviews such matters on an interim basis during the course of the year; the Communication and Service Committee, which reviews the quality of services provided by your fund's investor servicing agent, custodian and distributor; the Pricing, Brokerage and Special Investments Committee, which reviews matters relating to valuation of securities, best execution, brokerage costs and allocations and new investment techniques; the Audit Committee, which reviews accounting policies and the adequacy of internal controls and supervises the engagement of the funds' auditors; the Compensation, Administration and Legal Affairs Committee, which reviews the compensation of the Trustees and their administrative staff and supervises the engagement of the funds' independent counsel; the Nominating Committee, which is responsible for selecting nominees for election as Trustees, and the Closed-end Fund Committee, which is responsible for reviewing special issues applicable to closed-end funds such as your fund.

Each Trustee generally attends at least two formal committee meetings during each regular meeting of the Trustees. During 1996, the average Trustee participated in approximately 40 committee and board meetings. In addition, the Trustees meet in small groups with Chief Investment Officers and Portfolio Managers to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year. The Committee of Independent Trustees and the Contract Committee typically meet on several additional occasions during the year to carry out their responsibilities. Other Committees, including an Executive Committee, may also meet on special occasions as the need arises.

What are the Trustees paid for their services?

Each Trustee receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of the other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Compensation Committee, which consists solely of Trustees not affiliated with Putnam Management, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following tables show the fees paid to each Trustee by each fund for fiscal 1996 and the fees paid to each Trustee by all of the Putnam funds during calendar year 1996:
Putnam California Investment Grade Municipal Trust

COMPENSATION TABLE
                             Pension or        Estimated         Total
                Aggregate    retirement        annual benefits   compensation
                compensation benefits accrued  from all          from all
                from the   as part of          Putnam funds      Putnam
Trustees        fund(1)    fund expenses(2)    upon retirement(3 funds(4)

Jameson A. Baxter   $579         $115           $85,646            $172,291(5)
Hans H. Estin        576          391            85,646             171,291
John A. Hill         574          146            85,646             170,791(5)
Ronald J. Jackson(6) 525           14            85,646             94,807(5)
Elizabeth T. Kennan  575          260            85,646            171,291
Lawrence J. Lasser   574          195            85,646            169,791
Robert E. Patterson  592          117            85,646            182,291
Donald S. Perkins    579          426            85,646            170,291
William F. Pounds(7) 597          396            98,146            197,291
George Putnam        579          449            85,646            171,291
George Putnam, III   579           77            85,646            171,291
A.J.C. Smith         567          262            85,646            169,791
W. Nicholas Thorndike587          373            85,646            181,291

(1) Includes an annual retainer and an attendance fee for each meeting attended.
(2) The Trustees approved a Retirement Plan for Trustees of the Putnam funds on October 1, 1996. Prior to that date, voluntary retirement benefits were paid to certain retired Trustees.
(3) Assumes that each Trustee retires at the normal retirement date.
    Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1996.
(4) As of December 31, 1996, there were 96 funds in the Putnam family.
(5) Includes compensation deferred pursuant to a Trustee Compensation
    Deferral Plan.
(6) Elected as a Trustee in May 1996.
(7) Includes additional compensation for service as Vice Chairman of the Putnam funds.

Putnam High Yield Municipal Trust

COMPENSATION TABLE
                                Pension or       Estimated        Total
                Aggregate       retirement       annual benefits  compensation
                compensation    benefits accrued from all         from all
                from the        as part of       Putnam funds     Putnam
Trustees        fund(1)         fund expenses(2) upon retirement(3)funds(4)


Jameson A. Baxter  $823         $152                $85,646    $172,291(5)
Hans H. Estin       820          533                 85,646        171,291
John A. Hill        818          199                 85,646     170,791(5)
Ronald J. Jackson(6 674           13                 85,646      94,807(5)
Elizabeth T. Kennan 820          361                 85,646        171,291
Lawrence J. Lasser  818          271                 85,646        169,791
Robert E. Patterson 864          160                 85,646        182,291
Donald S. Perkins   823          581                 85,646        170,291
William F. Pounds(7)874          535                 98,146        197,291
George Putnam       823          613                 85,646        171,291
George Putnam, III  823          105                 85,646        171,291
A.J.C. Smith        810          356                 85,646        169,791
W. Nicholas Thorndik860          519                 85,646        181,291

(1) Includes an annual retainer and an attendance fee for each meeting attended.
(2) The Trustees approved a Retirement Plan for Trustees of the Putnam funds on October 1, 1996. Prior to that date, voluntary retirement benefits were paid to certain retired Trustees.
(3) Assumes that each Trustee retires at the normal retirement date.
    Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1996.
(4) As of December 31, 1996, there were 96 funds in the Putnam family.
(5) Includes compensation deferred pursuant to a Trustee Compensation
    Deferral Plan.
(6) Elected as a Trustee in May 1996.
(7) Includes additional compensation for service as Vice Chairman of the Putnam funds.
Putnam Investment Grade Municipal Trust

COMPENSATION TABLE
                                  Pension or    Estimated          Total
                   Aggregate      retirement    annual benefits   compensation
                   compensation   benefits accrued  from all       from all
                   from the      as part of      Putnam funds       Putnam
Trustees           fund(1)       fund expenses(2)  upon retirement(3 funds(4)

Jameson A. Baxter   $  944           $0             $85,646    $172,291(5)
Hans H. Estin          939            0              85,646        171,291
John A. Hill           937            0              85,646     170,791(5)
Ronald J. Jackson(6)   461            0              85,646      94,807(5)
Elizabeth T. Kennan    942            0              85,646        171,291
Lawrence J. Lasser     938            0              85,646        169,791
Robert E. Patterson    990            0              85,646        182,291
Donald S. Perkins      941            0              85,646        170,291
William F. Pounds(7) 1,018            0              98,146        197,291
George Putnam          942            0              85,646        171,291
George Putnam, III     942            0              85,646        171,291
A.J.C. Smith           935            0              85,646        169,791
W. Nicholas Thorndike  986            0              85,646        181,291

(1) Includes an annual retainer and an attendance fee for each meeting attended.
(2) The Trustees approved a Retirement Plan for Trustees of the Putnam funds on October 1, 1996. Prior to that date, voluntary retirement benefits were paid to certain retired Trustees.
(3) Assumes that each Trustee retires at the normal retirement date.
    Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1996.
(4) As of December 31, 1996, there were 96 funds in the Putnam family.
(5) Includes compensation deferred pursuant to a Trustee Compensation
    Deferral Plan.
(6) Elected as a Trustee in May 1996.
(7) Includes additional compensation for service as Vice Chairman of the Putnam funds.

Putnam Investment Grade Municipal Trust II

COMPENSATION TABLE
                                 Pension or       Estimated       Total
                  Aggregate      retirement     annual benefits   compensation
                  compensation   benefits accrued from all        from all
                  from the       as part of        Putnam funds    Putnam
Trustees          fund(1)        fund expenses(2)  upon retirement(3) funds(4)

Jameson A. Baxter    $796         $162                $85,646    $172,291(5)
Hans H. Estin         792          559                 85,646        171,291
John A. Hill          790          209                 85,646     170,791(5)
Ronald J. Jackson(6)  718           18                 85,646      94,807(5)
Elizabeth T. Kennan   791          375                 85,646        171,291
Lawrence J. Lasser    790          281                 85,646        169,791
Robert E. Patterson   811          167                 85,646        182,291
Donald S. Perkins     796          609                 85,646        170,291
William F. Pounds(7)  848          564                 98,146        197,291
George Putnam         796          642                 85,646        171,291
George Putnam, III    796          110                 85,646        171,291
A.J.C. Smith          781          374                 85,646        169,791
W. Nicholas Thorndike 805          539                 85,646        181,291

(1) Includes an annual retainer and an attendance fee for each meeting attended.
(2) The Trustees approved a Retirement Plan for Trustees of the Putnam funds on October 1, 1996. Prior to that date, voluntary retirement benefits were paid to certain retired Trustees.
(3) Assumes that each Trustee retires at the normal retirement date.
    Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1996.
(4) As of December 31, 1996, there were 96 funds in the Putnam family.
(5) Includes compensation deferred pursuant to a Trustee Compensation
    Deferral Plan.
(6) Elected as a Trustee in May 1996.
(7) Includes additional compensation for service as Vice Chairman of the Putnam funds.

Putnam Investment Grade Municipal Trust III

COMPENSATION TABLE
                             Pension or      Estimated        Total
                Aggregate    retirement      annual benefits  compensation
                compensation benefits accruedfrom all         from all
                from the     as part of      Putnam funds      Putnam
Trustees        fund(1)      fund expenses(2)upon retirement(3 funds(4)

Jameson A. Baxter  $586         $0                  $85,646    $172,291(5)
Hans H. Estin       583          0                   85,646        171,291
John A. Hill        581          0                   85,646     170,791(5)
Ronald J. Jackson(6)241          0                   85,646      94,807(5)
Elizabeth T. Kennan 584          0                   85,646        171,291
Lawrence J. Lasser  580          0                   85,646        169,791
Robert E. Patterson 616          0                   85,646        182,291
Donald S. Perkins   582          0                   85,646        170,291
William F. Pounds(7)597          0                   98,146        197,291
George Putnam       584          0                   85,646        171,291
George Putnam, III  584          0                   85,646        171,291
A.J.C. Smith        579          0                   85,646        169,791
W. Nicholas Thorndike613         0                   85,646        181,291

(1) Includes an annual retainer and an attendance fee for each meeting attended.
(2) The Trustees approved a Retirement Plan for Trustees of the Putnam funds on October 1, 1996. Prior to that date, voluntary retirement benefits were paid to certain retired Trustees.
(3) Assumes that each Trustee retires at the normal retirement date.
    Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1996.
(4) As of December 31, 1996, there were 96 funds in the Putnam family.
(5) Includes compensation deferred pursuant to a Trustee Compensation
    Deferral Plan.
(6) Elected as a Trustee in May 1996.
(7) Includes additional compensation for service as Vice Chairman of the Putnam funds.

Putnam Managed Municipal Income Trust

COMPENSATION TABLE
                              Pension or     Estimated          Total
                Aggregate     retirement     annual benefits    compensation
                compensation  benefits accruedfrom all          from all
                from the      as part of      Putnam funds      Putnam
Trustees        fund(1)       fund expenses(2)upon retirement(3)funds(4)

Jameson A. Baxter   $1,383       $0                  $85,646    $172,291(5)
Hans H. Estin        1,377        0                   85,646        171,291
John A. Hill(5)      1,374        0                   85,646        170,791
Ronald J. Jackson(5)(6)555        0                   85,646         94,807
Elizabeth T. Kennan  1,379        0                   85,646        171,291
Lawrence J. Lasser   1,372        0                   85,646        169,791
Robert E. Patterson  1,443        0                   85,646        182,291
Donald S. Perkins    1,374        0                   85,646        170,291
William F. Pounds(7) 1,493        0                   98,146        197,291
George Putnam        1,379        0                   85,646        171,291
George Putnam, III   1,379        0                   85,646        171,291
A.J.C. Smith         1,370        0                   85,646        169,791
W. Nicholas Thorndike1,437        0                   85,646        181,291

(1) Includes an annual retainer and an attendance fee for each meeting attended.
(2) The Trustees approved a Retirement Plan for Trustees of the Putnam funds on October 1, 1996. Prior to that date, voluntary retirement benefits were paid to certain retired Trustees.
(3) Assumes that each Trustee retires at the normal retirement date.
    Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1996.
(4) As of December 31, 1996, there were 96 funds in the Putnam family.
(5) Includes compensation deferred pursuant to a Trustee Compensation
    Deferral Plan. The total amounts of deferred compensation payable by the fund to Mr. Hill and Mr. Jackson as of October 31, 1996 were $2,050 and $562, respectively, including income earned on such amounts.
(6) Elected as a Trustee in May 1996.
(7) Includes additional compensation for service as Vice Chairman of the Putnam funds.

Putnam Municipal Opportunities Trust

COMPENSATION TABLE
                                Pension or       Estimated       Total
                Aggregate       retirement       annual benefits compensation
                compensation    benefits accrued from all         from all
                from the        as part of        Putnam funds     Putnam
Trustees        fund(1)         fund expenses(2)  upon retirement(3) funds(4)

Jameson A. Baxter   $798         $162                $85,646    $172,291(5)
Hans H. Estin        794          559                 85,646        171,291
John A. Hill         792          209                 85,646     170,791(5)
Ronald J. Jackson(6) 721           18                 85,646      94,807(5)
Elizabeth T. Kennan  793          375                 85,646        171,291
Lawrence J. Lasser   792          281                 85,646        169,791
Robert E. Patterson  814          167                 85,646        182,291
Donald S. Perkins    798          609                 85,646        170,291
William F. Pounds(7) 853          564                 98,146        197,291
George Putnam        798          642                 85,646        171,291
George Putnam, III   798          110                 85,646        171,291
A.J.C. Smith         783          374                 85,646        169,791
W. Nicholas Thorndike808          539                 85,646        181,291

(1) Includes an annual retainer and an attendance fee for each meeting attended.
(2) The Trustees approved a Retirement Plan for Trustees of the Putnam funds on October 1, 1996. Prior to that date, voluntary retirement benefits were paid to certain retired Trustees.
(3) Assumes that each Trustee retires at the normal retirement date.
    Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1996.
(4) As of December 31, 1996, there were 96 funds in the Putnam family.
(5) Includes compensation deferred pursuant to a Trustee Compensation
    Deferral Plan.
(6) Elected as a Trustee in May 1996.
(7) Includes additional compensation for service as Vice Chairman of the Putnam funds.

Putnam New York Investment Grade Municipal Trust

COMPENSATION TABLE
                               Pension or        Estimated       Total
                Aggregate      retirement        annual benefits compensation
                compensation   benefits accrued  from all        from all
                from the       as part of        Putnam funds    Putnam
Trustees        fund(1)        fund expenses(2)  upon retirement(3)funds(4)

Jameson A. Baxter $556         $111                $85,646    $172,291(5)
Hans H. Estin      553          376                 85,646        171,291
John A. Hill       551          141                 85,646     170,791(5)
Ronald J. Jackson(6)505          14                 85,646      94,807(5)
Elizabeth T. Kennan 552         250                 85,646        171,291
Lawrence J. Lasser  551         187                 85,646        169,791
Robert E. Patterson 568         113                 85,646        182,291
Donald S. Perkins   556         409                 85,646        170,291
William F. Pounds(7)566         381                 98,146        197,291
George Putnam       556         432                 85,646        171,291
George Putnam, III  556          74                 85,646        171,291
A.J.C. Smith        545         251                 85,646        169,791
W. Nicholas Thorndike564        359                 85,646        181,291

(1) Includes an annual retainer and an attendance fee for each meeting attended.
(2) The Trustees approved a Retirement Plan for Trustees of the Putnam funds on October 1, 1996. Prior to that date, voluntary retirement benefits were paid to certain retired Trustees.
(3) Assumes that each Trustee retires at the normal retirement date.
    Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1996.
(4) As of December 31, 1996, there were 96 funds in the Putnam family.
(5) Includes compensation deferred pursuant to a Trustee Compensation
    Deferral Plan.
(6) Elected as a Trustee in May 1996.
(7) Includes additional compensation for service as Vice Chairman of the Putnam funds.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit is also available under the Plan which assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled to receive had he or she retired immediately prior to such termination or amendment.

For additional information about your fund, including further information about its Trustees and officers, please see "Fund
Information," on page 36.

Putnam Investments

Putnam Investment Management, Inc. and its affiliate, Putnam Fiduciary Trust Company, your fund's investor servicing agent and custodian, are wholly owned by Putnam Investments, Inc., One Post Office Square, Boston, Massachusetts 02109, a holding company that is in turn wholly owned by Marsh & McLennan Companies, Inc., which has executive offices at 1166 Avenue of the Americas, New York, New York 10036. Marsh & McLennan Companies, Inc. and its operating subsidiaries are professional services firms with insurance and reinsurance brokerage, consulting, and investment management businesses.


2.  RATIFICATION OF INDEPENDENT AUDITORS

Coopers & Lybrand L.L.P., One Post Office Square, Boston,
Massachusetts 02109, independent accountants, has been selected by the Trustees as the independent auditors of Putnam Investment Grade Municipal Trust II, Putnam Investment Grade Municipal Trust III,
Putnam Managed Municipal Income Trust and Putnam Municipal
Opportunities Trust for their current fiscal years.

Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants, has been selected by the Trustees as the independent auditors of Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust and Putnam New York Investment Grade Municipal Trust for their current fiscal years.


Among the country's preeminent accounting firms, these firms together also serve as the auditors for all of the other funds in the Putnam family. Each was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of the fees charged for these services.

A majority of the votes on the matter is necessary to ratify the selection of auditors. A representative of each of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.

Further Information About Voting and the Meeting

Quorum and Methods of Tabulation. The shareholders of each fund vote separately on the proposals presented for their fund. In the case of each fund, a majority of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement), except that where the preferred shares or common shares shall vote as a separate class, then a majority of the aggregate number of shares of that class shall be necessary to constitute a quorum for the transaction of business by that class. Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting.

The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of Trustees and selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a negative vote on the proposal.

Other business. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

Simultaneous meetings. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously. If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Solicitation of proxies. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company, and Putnam Mutual Funds may solicit proxies in person or by telephone. Your fund may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Investments has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Your fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals. Each fund has retained at its expense Automatic Data Processing, 51 Mercedes Way, Edgewood, New York 11717, to aid in the solicitation of instructions for registered and nominee accounts, for a fee not to exceed $1,000 per fund plus reasonable out-of-pocket expenses for mailing and phone costs.

Revocation of proxies. Proxies, including proxies given by telephone, may be revoked at any time before they are voted by a written revocation received by the Clerk of your fund, by properly executing a later-dated proxy or by attending the meeting and voting in person.

Date for receipt of shareholders' proposals for the next annual meeting. It is anticipated that each fund's next annual meeting of shareholders will be held in October 1998. Shareholder proposals must be received by your fund before March 20, 1998, to be included in your fund's proxy statement for the next annual meeting.

Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to those proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against adjournment those proxies required to be voted against such proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Financial information. Your fund will furnish to you upon request, without charge, a copy of the fund's annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed to Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203 or 1-800-225-
1581.

Fund Information

Limitation of Trustee liability. The Agreement and Declaration of Trust of each fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Audit and Nominating Committees. The voting members of the Audit Committee of your fund include only Trustees who are not "interested persons" of the fund by reason of any affiliation with Putnam Investments and its affiliates. The Audit Committee currently consists of Messrs. Estin (Chairman), Jackson, Perkins (without vote), Putnam, III (without vote), Smith (without vote), and Ms. Kennan. The Nominating Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management. The Nominating Committee currently consists of Dr. Pounds and Ms. Kennan (Co-chairpersons), Ms. Baxter, and Messrs. Estin, Hill, Jackson, Patterson, and Thorndike.

Officers and other information. In addition to George Putnam and Lawrence J. Lasser, the officers of each fund are as follows:

Putnam California Investment Grade Municipal Trust

                                                     Year first
                                                     elected to
Name (age)                Office                     office
-----------------------------------------------------------------
Charles E. Porter (58)    Executive Vice President   1992
Patricia C. Flaherty (50) Senior Vice President      1993
John D. Hughes (62)       Senior Vice President
                            & Treasurer              1992
Gordon H. Silver (50)     Vice President             1992
Gary N. Coburn (51)       Vice President             1993
William J. Curtin (37)    Vice President             1996
Jerome J. Jacobs (38)     Vice President             1996
William H. Reeves* (53)   Vice President             1995
William N. Shiebler** (55)                           Vice President 1992
John R. Verani (58)       Vice President             1992
Paul M. O'Neil (44)       Vice President             1992
Beverly Marcus (53)       Clerk                      1992
-----------------------------------------------------------------
*  Portfolio manager
** President of Putnam Mutual Funds


Putnam High Yield Municipal Trust

                                                     Year first
                                                     elected to
Name (age)                Office                     office
-----------------------------------------------------------------
Charles E. Porter (58)    Executive Vice President   1989
Patricia C. Flaherty (50) Senior Vice President      1993
John D. Hughes (62)       Senior Vice President
                            & Treasurer              1989
Gordon H. Silver (50)     Vice President             1990
Gary N. Coburn (51)       Vice President             1989
William J. Curtin (37)    Vice President             1996
Blake E. Anderson* (40)   Vice President             1996
Jerome J. Jacobs (38)     Vice President             1996
William N. Shiebler** (55)                           Vice President 1991
John R. Verani (58)       Vice President             1989
Paul M. O'Neil (44)       Vice President             1992
Beverly Marcus (53)       Clerk                      1989
-----------------------------------------------------------------
*  Portfolio manager
** President of Putnam Mutual Funds

Putnam Investment Grade Municipal Trust

                                                     Year first
                                                     elected to
Name (age)                Office                     office
-----------------------------------------------------------------
Charles E. Porter (58)    Executive Vice President   1989
Patricia C. Flaherty (50) Senior Vice President      1993
John D. Hughes (62)       Senior Vice President
                            & Treasurer              1989
Gordon H. Silver (50)     Vice President             1990
Gary N. Coburn (51)       Vice President             1989
William J. Curtin (37)    Vice President             1996
Richard P. Wyke* (41)     Vice President             1996
Jerome J. Jacobs (38)     Vice President             1996
William N. Shiebler** (55)                           Vice President 1991
John R. Verani (58)       Vice President             1989
Paul M. O'Neil (44)       Vice President             1992
Beverly Marcus (53)       Clerk                      1989
-----------------------------------------------------------------
*  Portfolio manager
** President of Putnam Mutual Funds

Putnam Investment Grade Municipal Trust II

                                                     Year first
                                                     elected to
Name (age)                Office                     office
-----------------------------------------------------------------
Charles E. Porter (58)    Executive Vice President   1992
Patricia C. Flaherty (50) Senior Vice President      1993
John D. Hughes (62)       Senior Vice President
                            & Treasurer              1992
Gordon H. Silver (50)     Vice President             1992
Gary N. Coburn (51)       Vice President             1992
William J. Curtin (37)    Vice President             1996
Richard P. Wyke* (41)     Vice President             1996
Jerome J. Jacobs (38)     Vice President             1996
William N. Shiebler** (55)                           Vice President 1992
John R. Verani (58)       Vice President             1992
Paul M. O'Neil (44)       Vice President             1992
Beverly Marcus (53)       Clerk                      1992
-----------------------------------------------------------------
*  Portfolio manager
** President of Putnam Mutual Funds

Putnam Investment Grade Municipal Trust III

                                                     Year first
                                                     elected to
Name (age)                Office                     office
-----------------------------------------------------------------
Charles E. Porter (58)    Executive Vice President   1993
Patricia C. Flaherty (50) Senior Vice President      1993
John D. Hughes (62)       Senior Vice President
                            & Treasurer              1993
Gordon H. Silver (50)     Vice President             1993
Gary N. Coburn (51)       Vice President             1993
William J. Curtin (37)    Vice President             1996
Richard P. Wyke* (41)     Vice President             1996
Jerome J. Jacobs (38)     Vice President             1996
William N. Shiebler** (55)                           Vice President 1993
John R. Verani (58)       Vice President             1993
Paul M. O'Neil (44)       Vice President             1993
Beverly Marcus (53)       Clerk                      1993
-----------------------------------------------------------------
*  Portfolio manager
** President of Putnam Mutual Funds


Putnam Managed Municipal Income Trust

                                                     Year first
                                                     elected to
Name (age)                Office                     office
-----------------------------------------------------------------
Charles E. Porter (58)    Executive Vice President   1989
Patricia C. Flaherty (50) Senior Vice President      1993
John D. Hughes (62)       Senior Vice President
                            & Treasurer              1989
Gordon H. Silver (50)     Vice President             1989
Gary N. Coburn (51)       Vice President             1990
William J. Curtin (37)    Vice President             1996
Richard P. Wyke* (41)     Vice President             1996
Jerome J. Jacobs (38)     Vice President             1996
William N. Shiebler** (55)                           Vice President 1991
John R. Verani (58)       Vice President             1989
Paul M. O'Neil (44)       Vice President             1992
Beverly Marcus (53)       Clerk                      1989
-----------------------------------------------------------------
*  Portfolio manager
** President of Putnam Mutual Funds

Putnam Municipal Opportunities Trust

                                                     Year first
                                                     elected to
Name (age)                Office                     office
-----------------------------------------------------------------
Charles E. Porter (58)    Executive Vice President   1993
Patricia C. Flaherty (50) Senior Vice President      1993
John D. Hughes (62)       Senior Vice President
                            & Treasurer              1993
Gordon H. Silver (50)     Vice President             1993
Gary N. Coburn (51)       Vice President             1993
William J. Curtin (37)    Vice President             1996
Blake E. Anderson* (40)   Vice President             1996
Jerome J. Jacobs (38)     Vice President             1996
William N. Shiebler** (55)                           Vice President 1993
John R. Verani (58)       Vice President             1993
Paul M. O'Neil (44)       Vice President             1993
Beverly Marcus (53)       Clerk                      1993
-----------------------------------------------------------------
*  Portfolio manager
** President of Putnam Mutual Funds


Putnam New York Investment Grade Municipal Trust

                                                     Year first
                                                     elected to
Name (age)                Office                     office
-----------------------------------------------------------------
Charles E. Porter (58)    Executive Vice President   1992
Patricia C. Flaherty (50) Senior Vice President      1993
John D. Hughes (62)       Senior Vice President
                            & Treasurer              1992
Gordon H. Silver (50)     Vice President             1992
Gary N. Coburn (51)       Vice President             1993
William J. Curtin (37)    Vice President             1996
Howard K. Manning* (44)   Vice President             1996
Jerome J. Jacobs (38)     Vice President             1996
William N. Shiebler** (55)                           Vice President 1992
John R. Verani (58)       Vice President             1992
Paul M. O'Neil (44)       Vice President             1992
Beverly Marcus (53)       Clerk                      1992
-----------------------------------------------------------------
*  Portfolio manager
** President of Putnam Mutual Funds

All of the officers of your fund are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., Messrs. Putnam, Putnam, III, Lasser and Smith (nominees for Trustees of your fund), as well as the officers of your fund, will benefit from the management fees, custodian fees, and investor servicing fees paid or allowed by the fund.


Assets and shares outstanding of each fund as of July 3, 1997

Net assets:
  Putnam California Investment Grade
      Municipal Trust                            $70,026,865
  Putnam High Yield Municipal Trust             $200,729,062
  Putnam Investment Grade Municipal Trust       $244,638,353
  Putnam Investment Grade Municipal Trust II    $187,454,963
  Putnam Investment Grade Municipal Trust III    $52,878,176
  Putnam Managed Municipal Income Trust         $452,290,738
  Putnam Municipal Opportunities Trust          $224,557,432
  Putnam New York Investment Grade
     Municipal Trust                             $39,472,723

Common shares outstanding and authorized to vote:

  Putnam California Investment Grade
     Municipal Trust                        4,607,092 shares
  Putnam High Yield Municipal Trust        21,732,465 shares
  Putnam Investment Grade Municipal Trust 20,570,043 shares Putnam Investment Grade Municipal
      Trust II                             13,357,092 shares
  Putnam Investment Grade Municipal
      Trust III                             4,007,092 shares
  Putnam Managed Municipal Income Trust 45,723,956 shares Putnam Municipal Opportunities Trust 16,157,092 shares Putnam New York Investment Grade
     Municipal Trust                        2,847,092 shares

Preferred shares outstanding and authorized to vote:

  Putnam California Investment Grade
     Municipal Trust                              320 shares
  Putnam High Yield Municipal Trust               900 shares
  Putnam Investment Grade Municipal Trust       1,400 shares
  Putnam Investment Grade Municipal Trust II 1,260 shares Putnam Investment Grade Municipal Trust III 200 shares
  Putnam Managed Municipal Income Trust         1,750 shares
  Putnam Municipal Opportunities Trust            800 shares
  Putnam New York Investment Grade Municipal Trust200 shares

Persons beneficially owning more than 5% of common shares as of May
31, 1997

  Putnam California Investment Grade Municipal Trust    None
  Putnam High Yield Municipal Trust                     None
  Putnam Investment Grade Municipal Trust               None
  Putnam Investment Grade Municipal Trust II            None
  Putnam Investment Grade Municipal Trust III           None
  Putnam Managed Municipal Income Trust                 None
  Putnam Municipal Opportunities Trust                  None
  Putnam New York Investment Grade Municipal Trust      None

Persons beneficially owning more than 5% of preferred shares as of May
31, 1997

  Putnam California Investment Grade Municipal Trust    None
  Putnam High Yield Municipal Trust                     None
  Putnam Investment Grade Municipal Trust               None
  Putnam Investment Grade Municipal Trust II            None
  Putnam Investment Grade Municipal Trust III           None
  Putnam Managed Municipal Income Trust                 None
  Putnam Municipal Opportunities Trust                  None
  Putnam New York Investment Grade Municipal Trust      None


PUTNAMINVESTMENTS
The Putnam Funds

One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581
                               PUTNAMINVESTMENTS

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

Putnam California Investment Grade Municipal Trust

Proxy for a meeting of shareholders to be held on October 9, 1997 for Putnam California Investment Grade Municipal Trust (Common Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam California Investment Grade Municipal Trust on October 9, 1997, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X

                   THIS PROXY CARD IS VALID ONLY WHEN SIGNED.

Putnam California Investment Grade Municipal Trust
(Common Shares)

    For address changes and/or comments, please mark this box and write them on the back where indicated.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing Trustees as set forth in Proposal 1 and FOR Proposal 2. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR PROPOSAL 2.


1.  Proposal to elect Trustees:

    The nominees for Trustees are: J.A. Baxter, H.H. Estin, R.J.
    Jackson, E.T. Kennan, L.J. Lasser, D.S. Perkins, W.F. Pounds,
    G. Putnam, G. Putnam, III, A.J.C. Smith and W.N. Thorndike.

/  /  FOR fixing the number of Trustees and electing all the nominees


/  /  WITHHOLD authority to vote for all nominees

/  /  FOR All Except

    To withhold authority to vote for one or more of the nominees, mark "For All Except" and write those nominees' names on the line below.

    ----------------------------------------------------------

2.  Proposal to ratify           FOR      AGAINST    ABSTAIN
    the selection of             /  /     /  /     /  /
    Price Waterhouse LLP
    as the independent
    auditors of your fund.

Note:  If you have questions on any of the Proposals, please call
1-800-225-1581.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
Shareholder Signature (PLEASE SIGN IN BOX)         Date

-----------------------------------------------------------------
Co-owner Signature (PLEASE SIGN IN BOX)            Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                                   State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------


DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

                               PUTNAMINVESTMENTS

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

Putnam California Investment Grade Municipal Trust

Proxy for a meeting of shareholders to be held on October 9, 1997 for Putnam California Investment Grade Municipal Trust (Preferred Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam California Investment Grade Municipal Trust on October 9, 1997, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X

                   THIS PROXY CARD IS VALID ONLY WHEN SIGNED.

Putnam California Investment Grade Municipal Trust
(Preferred Shares)

    For address changes and/or comments, please mark this box and write them on the back where indicated.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing Trustees as set forth in Proposal 1 and FOR Proposal 2. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR PROPOSAL 2.


1.  Proposal to elect Trustees

    The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
    Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E. Patterson,
    D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, A.J.C.
    Smith and W.N. Thorndike.

/  /  FOR fixing the number of Trustees and electing all the nominees


/  /  WITHHOLD authority to vote for all nominees

/  /  FOR All Except

    To withhold authority to vote for one or more of the nominees, mark "For All Except" and write those nominees' names on the line below.

    ----------------------------------------------------------

2.  Proposal to ratify           FOR      AGAINST    ABSTAIN
    the selection of             /  /     /  /     /  /
    Price Waterhouse LLP
    as the independent
    auditors of your fund.

Note:  If you have questions on any of the Proposals, please call
1-800-225-1581.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
Shareholder Signature (PLEASE SIGN IN BOX)         Date

-----------------------------------------------------------------
Co-owner Signature (PLEASE SIGN IN BOX)            Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                                   State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------


DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

                               PUTNAMINVESTMENTS

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

Putnam High Yield Municipal Trust

Proxy for a meeting of shareholders to be held on October 9, 1997 for Putnam High Yield Municipal Trust (Common Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam High Yield Municipal Trust on October 9, 1997, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X

                   THIS PROXY CARD IS VALID ONLY WHEN SIGNED.

Putnam High Yield Municipal Trust
(Common Shares)

    For address changes and/or comments, please mark this box and write them on the back where indicated.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing Trustees as set forth in Proposal 1 and FOR Proposal 2. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR PROPOSAL 2.


1.  Proposal to elect Trustees:

    The nominees for Trustees are: J.A. Baxter, H.H. Estin, R.J.
    Jackson, E.T. Kennan, L.J. Lasser, D.S. Perkins, W.F. Pounds,
    G. Putnam, G. Putnam, III, A.J.C. Smith and W.N. Thorndike.

/  /  FOR fixing the number of Trustees and electing all the nominees


/  /  WITHHOLD authority to vote for all nominees

/  /  FOR All Except

    To withhold authority to vote for one or more of the nominees, mark "For All Except" and write those nominees' names on the line below.

    ----------------------------------------------------------

2.  Proposal to ratify           FOR      AGAINST    ABSTAIN
    the selection of             /  /     /  /     /  /
    Price Waterhouse LLP
    as the independent
    auditors of your fund.

Note:  If you have questions on any of the Proposals, please call
1-800-225-1581.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
Shareholder Signature (PLEASE SIGN IN BOX)         Date

-----------------------------------------------------------------
Co-owner Signature (PLEASE SIGN IN BOX)            Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                                   State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------


DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

                               PUTNAMINVESTMENTS

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

Putnam High Yield Municipal Trust

Proxy for a meeting of shareholders to be held on October 9, 1997 for Putnam High Yield Municipal Trust (Preferred Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam High Yield Municipal Trust on October 9, 1997, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X

                   THIS PROXY CARD IS VALID ONLY WHEN SIGNED.

Putnam High Yield Municipal Trust
(Preferred Shares)

    For address changes and/or comments, please mark this box and write them on the back where indicated.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing Trustees as set forth in Proposal 1 and FOR Proposal 2. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR PROPOSAL 2.


1.  Proposal to elect Trustees

    The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
    Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E. Patterson,
    D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, A.J.C.
    Smith and W.N. Thorndike.

/  /  FOR fixing the number of Trustees and electing all the nominees


/  /  WITHHOLD authority to vote for all nominees

/  /  FOR All Except

    To withhold authority to vote for one or more of the nominees, mark "For All Except" and write those nominees' names on the line below.

    ----------------------------------------------------------

2.  Proposal to ratify           FOR      AGAINST    ABSTAIN
    the selection of             /  /     /  /     /  /
    Price Waterhouse LLP
    as the independent
    auditors of your fund.

Note:  If you have questions on any of the Proposals, please call
1-800-225-1581.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
Shareholder Signature (PLEASE SIGN IN BOX)         Date

-----------------------------------------------------------------
Co-owner Signature (PLEASE SIGN IN BOX)            Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                                   State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------


DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

                               PUTNAMINVESTMENTS

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

Putnam Investment Grade Municipal Trust

Proxy for a meeting of shareholders to be held on October 9, 1997 for Putnam Investment Grade Municipal Trust (Common Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Investment Grade Municipal Trust on October 9, 1997, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X

                   THIS PROXY CARD IS VALID ONLY WHEN SIGNED.

Putnam Investment Grade Municipal Trust
(Common Shares)

    For address changes and/or comments, please mark this box and write them on the back where indicated.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing Trustees as set forth in Proposal 1 and FOR Proposal 2. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR PROPOSAL 2.


1.  Proposal to elect Trustees:

    The nominees for Trustees are: J.A. Baxter, H.H. Estin, R.J.
    Jackson, E.T. Kennan, L.J. Lasser, D.S. Perkins, W.F. Pounds,
    G. Putnam, G. Putnam, III, A.J.C. Smith and W.N. Thorndike.

/  /  FOR fixing the number of Trustees and electing all the nominees


/  /  WITHHOLD authority to vote for all nominees

/  /  FOR All Except

    To withhold authority to vote for one or more of the nominees, mark "For All Except" and write those nominees' names on the line below.

    ----------------------------------------------------------

2.  Proposal to ratify           FOR      AGAINST    ABSTAIN
    the selection of             /  /     /  /     /  /
    Price Waterhouse LLP
    as the independent
    auditors of your fund.

Note:  If you have questions on any of the Proposals, please call
1-800-225-1581.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
Shareholder Signature (PLEASE SIGN IN BOX)         Date

-----------------------------------------------------------------
Co-owner Signature (PLEASE SIGN IN BOX)            Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                                   State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------


DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

                               PUTNAMINVESTMENTS

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

Putnam Investment Grade Municipal Trust

Proxy for a meeting of shareholders to be held on October 9, 1997 for Putnam Investment Grade Municipal Trust (Preferred Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Investment Grade Municipal Trust on October 9, 1997, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X

                   THIS PROXY CARD IS VALID ONLY WHEN SIGNED.

Putnam Investment Grade Municipal Trust
(Preferred Shares)

    For address changes and/or comments, please mark this box and write them on the back where indicated.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing Trustees as set forth in Proposal 1 and FOR Proposal 2. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR PROPOSAL 2.


1.  Proposal to elect Trustees

    The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
    Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E. Patterson,
    D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, A.J.C.
    Smith and W.N. Thorndike.

/  /  FOR fixing the number of Trustees and electing all the nominees


/  /  WITHHOLD authority to vote for all nominees

/  /  FOR All Except

    To withhold authority to vote for one or more of the nominees, mark "For All Except" and write those nominees' names on the line below.

    ----------------------------------------------------------

2.  Proposal to ratify           FOR      AGAINST    ABSTAIN
    the selection of             /  /     /  /     /  /
    Price Waterhouse LLP
    as the independent
    auditors of your fund.

Note:  If you have questions on any of the Proposals, please call
1-800-225-1581.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
Shareholder Signature (PLEASE SIGN IN BOX)         Date

-----------------------------------------------------------------
Co-owner Signature (PLEASE SIGN IN BOX)            Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                                   State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------


DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

                               PUTNAMINVESTMENTS

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

Putnam Investment Grade Municipal Trust II

Proxy for a meeting of shareholders to be held on October 9, 1997 for Putnam Investment Grade Municipal Trust II (Common Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Investment Grade Municipal Trust II on October 9, 1997, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X

                   THIS PROXY CARD IS VALID ONLY WHEN SIGNED.

Putnam Investment Grade Municipal Trust II
(Common Shares)

    For address changes and/or comments, please mark this box and write them on the back where indicated.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing Trustees as set forth in Proposal 1 and FOR Proposal 2. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR PROPOSAL 2.


1.  Proposal to elect Trustees:

    The nominees for Trustees are: J.A. Baxter, H.H. Estin, R.J.
    Jackson, E.T. Kennan, L.J. Lasser, D.S. Perkins, W.F. Pounds,
    G. Putnam, G. Putnam, III, A.J.C. Smith and W.N. Thorndike.

/  /  FOR fixing the number of Trustees and electing all the nominees


/  /  WITHHOLD authority to vote for all nominees

/  /  FOR All Except

    To withhold authority to vote for one or more of the nominees, mark "For All Except" and write those nominees' names on the line below.

    ----------------------------------------------------------

2.  Proposal to ratify           FOR      AGAINST    ABSTAIN
    the selection of             /  /     /  /     /  /
    Coopers & Lybrand L.L.P.
    as the independent
    auditors of your fund.

Note:  If you have questions on any of the Proposals, please call
1-800-225-1581.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
Shareholder Signature (PLEASE SIGN IN BOX)         Date

-----------------------------------------------------------------
Co-owner Signature (PLEASE SIGN IN BOX)            Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                                   State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------


DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

                               PUTNAMINVESTMENTS

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

Putnam Investment Grade Municipal Trust II

Proxy for a meeting of shareholders to be held on October 9, 1997 for Putnam Investment Grade Municipal Trust II (Preferred Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Investment Grade Municipal Trust II on October 9, 1997, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X

                   THIS PROXY CARD IS VALID ONLY WHEN SIGNED.

Putnam Investment Grade Municipal Trust II
(Preferred Shares)

    For address changes and/or comments, please mark this box and write them on the back where indicated.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing Trustees as set forth in Proposal 1 and FOR Proposal 2. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR PROPOSAL 2.


1.  Proposal to elect Trustees

    The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
    Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E. Patterson,
    D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, A.J.C.
    Smith and W.N. Thorndike.

/  /  FOR fixing the number of Trustees and electing all the nominees


/  /  WITHHOLD authority to vote for all nominees

/  /  FOR All Except

    To withhold authority to vote for one or more of the nominees, mark "For All Except" and write those nominees' names on the line below.

    ----------------------------------------------------------

2.  Proposal to ratify           FOR      AGAINST    ABSTAIN
    the selection of             /  /     /  /     /  /
    Coopers & Lybrand L.L.P.
    as the independent
    auditors of your fund.

Note:  If you have questions on any of the Proposals, please call
1-800-225-1581.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
Shareholder Signature (PLEASE SIGN IN BOX)         Date

-----------------------------------------------------------------
Co-owner Signature (PLEASE SIGN IN BOX)            Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                                   State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------


DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

                               PUTNAMINVESTMENTS

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

Putnam Investment Grade Municipal Trust III

Proxy for a meeting of shareholders to be held on October 9, 1997 for Putnam Investment Grade Municipal Trust III (Common Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Investment Grade Municipal Trust III on October 9, 1997, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X

                   THIS PROXY CARD IS VALID ONLY WHEN SIGNED.

Putnam Investment Grade Municipal Trust III
(Common Shares)

    For address changes and/or comments, please mark this box and write them on the back where indicated.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing Trustees as set forth in Proposal 1 and FOR Proposal 2. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR PROPOSAL 2.


1.  Proposal to elect Trustees:

    The nominees for Trustees are: J.A. Baxter, H.H. Estin, R.J.
    Jackson, E.T. Kennan, L.J. Lasser, D.S. Perkins, W.F. Pounds,
    G. Putnam, G. Putnam, III, A.J.C. Smith and W.N. Thorndike.

/  /  FOR fixing the number of Trustees and electing all the nominees


/  /  WITHHOLD authority to vote for all nominees

/  /  FOR All Except

    To withhold authority to vote for one or more of the nominees, mark "For All Except" and write those nominees' names on the line below.

    ----------------------------------------------------------

2.  Proposal to ratify           FOR      AGAINST    ABSTAIN
    the selection of             /  /     /  /     /  /
    Coopers & Lybrand L.L.P.
    as the independent
    auditors of your fund.

Note:  If you have questions on any of the Proposals, please call
1-800-225-1581.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
Shareholder Signature (PLEASE SIGN IN BOX)         Date

-----------------------------------------------------------------
Co-owner Signature (PLEASE SIGN IN BOX)            Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                                   State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------


DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

                               PUTNAMINVESTMENTS

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

Putnam Investment Grade Municipal Trust III

Proxy for a meeting of shareholders to be held on October 9, 1997 for Putnam Investment Grade Municipal Trust III (Preferred Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Investment Grade Municipal Trust III on October 9, 1997, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X

                   THIS PROXY CARD IS VALID ONLY WHEN SIGNED.

Putnam Investment Grade Municipal Trust III
(Preferred Shares)

    For address changes and/or comments, please mark this box and write them on the back where indicated.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing Trustees as set forth in Proposal 1 and FOR Proposal 2. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR PROPOSAL 2.


1.  Proposal to elect Trustees

    The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
    Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E. Patterson,
    D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, A.J.C.
    Smith and W.N. Thorndike.

/  /  FOR fixing the number of Trustees and electing all the nominees


/  /  WITHHOLD authority to vote for all nominees

/  /  FOR All Except

    To withhold authority to vote for one or more of the nominees, mark "For All Except" and write those nominees' names on the line below.

    ----------------------------------------------------------

2.  Proposal to ratify           FOR      AGAINST    ABSTAIN
    the selection of             /  /     /  /     /  /
    Coopers & Lybrand L.L.P.
    as the independent
    auditors of your fund.

Note:  If you have questions on any of the Proposals, please call
1-800-225-1581.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
Shareholder Signature (PLEASE SIGN IN BOX)         Date

-----------------------------------------------------------------
Co-owner Signature (PLEASE SIGN IN BOX)            Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                                   State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------


DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

                               PUTNAMINVESTMENTS

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

Putnam Managed Municipal Income Trust

Proxy for a meeting of shareholders to be held on October 9, 1997 for Putnam Managed Municipal Income Trust (Common Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Managed Municipal Income Trust on October 9, 1997, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X

                   THIS PROXY CARD IS VALID ONLY WHEN SIGNED.

Putnam Managed Municipal Income Trust
(Common Shares)

    For address changes and/or comments, please mark this box and write them on the back where indicated.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing Trustees as set forth in Proposal 1 and FOR Proposal 2. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR PROPOSAL 2.


1.  Proposal to elect Trustees:

    The nominees for Trustees are: J.A. Baxter, H.H. Estin, R.J.
    Jackson, E.T. Kennan, L.J. Lasser, D.S. Perkins, W.F. Pounds,
    G. Putnam, G. Putnam, III, A.J.C. Smith and W.N. Thorndike.

/  /  FOR fixing the number of Trustees and electing all the nominees


/  /  WITHHOLD authority to vote for all nominees

/  /  FOR All Except

    To withhold authority to vote for one or more of the nominees, mark "For All Except" and write those nominees' names on the line below.

    ----------------------------------------------------------

2.  Proposal to ratify           FOR      AGAINST    ABSTAIN
    the selection of             /  /     /  /     /  /
    Coopers & Lybrand L.L.P.
    as the independent
    auditors of your fund.

Note:  If you have questions on any of the Proposals, please call
1-800-225-1581.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
Shareholder Signature (PLEASE SIGN IN BOX)         Date

-----------------------------------------------------------------
Co-owner Signature (PLEASE SIGN IN BOX)            Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                                   State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------


DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

                               PUTNAMINVESTMENTS

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

Putnam Managed Municipal Income Trust

Proxy for a meeting of shareholders to be held on October 9, 1997 for Putnam Managed Municipal Income Trust (Preferred Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam8Managed Municipal Income Trust on October 9, 1997, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X

                   THIS PROXY CARD IS VALID ONLY WHEN SIGNED.

Putnam Managed Municipal Income Trust
(Preferred Shares)

    For address changes and/or comments, please mark this box and write them on the back where indicated.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing Trustees as set forth in Proposal 1 and FOR Proposal 2. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR PROPOSAL 2.


1.  Proposal to elect Trustees

    The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
    Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E. Patterson,
    D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, A.J.C.
    Smith and W.N. Thorndike.

/  /  FOR fixing the number of Trustees and electing all the nominees


/  /  WITHHOLD authority to vote for all nominees

/  /  FOR All Except

    To withhold authority to vote for one or more of the nominees, mark "For All Except" and write those nominees' names on the line below.

    ----------------------------------------------------------

2.  Proposal to ratify           FOR      AGAINST    ABSTAIN
    the selection of             /  /     /  /     /  /
    Coopers & Lybrand L.L.P.
    as the independent
    auditors of your fund.

Note:  If you have questions on any of the Proposals, please call
1-800-225-1581.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
Shareholder Signature (PLEASE SIGN IN BOX)         Date

-----------------------------------------------------------------
Co-owner Signature (PLEASE SIGN IN BOX)            Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                                   State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------


DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

                               PUTNAMINVESTMENTS

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

Putnam Municipal Opportunities Trust

Proxy for a meeting of shareholders to be held on October 9, 1997 for Putnam Municipal Opportunities Trust (Common Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Municipal Opportunities Trust on October 9, 1997, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X

                   THIS PROXY CARD IS VALID ONLY WHEN SIGNED.

Putnam Municipal Opportunities Trust
(Common Shares)

    For address changes and/or comments, please mark this box and write them on the back where indicated.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing Trustees as set forth in Proposal 1 and FOR Proposal 2. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR PROPOSAL 2.


1.  Proposal to elect Trustees:

    The nominees for Trustees are: J.A. Baxter, H.H. Estin, R.J.
    Jackson, E.T. Kennan, L.J. Lasser, D.S. Perkins, W.F. Pounds,
    G. Putnam, G. Putnam, III, A.J.C. Smith and W.N. Thorndike.

/  /  FOR fixing the number of Trustees and electing all the nominees


/  /  WITHHOLD authority to vote for all nominees

/  /  FOR All Except

    To withhold authority to vote for one or more of the nominees, mark "For All Except" and write those nominees' names on the line below.

    ----------------------------------------------------------

2.  Proposal to ratify           FOR      AGAINST    ABSTAIN
    the selection of             /  /     /  /     /  /
    Coopers & Lybrand L.L.P.
    as the independent
    auditors of your fund.

Note:  If you have questions on any of the Proposals, please call
1-800-225-1581.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
Shareholder Signature (PLEASE SIGN IN BOX)         Date

-----------------------------------------------------------------
Co-owner Signature (PLEASE SIGN IN BOX)            Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                                   State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------


DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

                               PUTNAMINVESTMENTS

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

Putnam Municipal Opportunities Trust

Proxy for a meeting of shareholders to be held on October 9, 1997 for Putnam Municipal Opportunities Trust (Preferred Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Municipal Opportunities Trust on October 9, 1997, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X

                   THIS PROXY CARD IS VALID ONLY WHEN SIGNED.

Putnam Municipal Opportunities Trust
(Preferred Shares)

    For address changes and/or comments, please mark this box and write them on the back where indicated.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing Trustees as set forth in Proposal 1 and FOR Proposal 2. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR PROPOSAL 2.


1.  Proposal to elect Trustees

    The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
    Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E. Patterson,
    D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, A.J.C.
    Smith and W.N. Thorndike.

/  /  FOR fixing the number of Trustees and electing all the nominees


/  /  WITHHOLD authority to vote for all nominees

/  /  FOR All Except

    To withhold authority to vote for one or more of the nominees, mark "For All Except" and write those nominees' names on the line below.

    ----------------------------------------------------------

2.  Proposal to ratify           FOR      AGAINST    ABSTAIN
    the selection of             /  /     /  /     /  /
    Coopers & Lybrand L.L.P.
    as the independent
    auditors of your fund.

Note:  If you have questions on any of the Proposals, please call
1-800-225-1581.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

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Shareholder Signature (PLEASE SIGN IN BOX)         Date

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Co-owner Signature (PLEASE SIGN IN BOX)            Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                                   State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------


DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

                               PUTNAMINVESTMENTS

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

Putnam New York Investment Grade Municipal Trust

Proxy for a meeting of shareholders to be held on October 9, 1997 for Putnam New York Investment Grade Municipal Trust (Common Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam New York Investment Grade Municipal Trust on October 9, 1997, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X

                   THIS PROXY CARD IS VALID ONLY WHEN SIGNED.

Putnam New York Investment Grade Municipal Trust
(Common Shares)

    For address changes and/or comments, please mark this box and write them on the back where indicated.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing Trustees as set forth in Proposal 1 and FOR Proposal 2. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR PROPOSAL 2.


1.  Proposal to elect Trustees:

    The nominees for Trustees are: J.A. Baxter, H.H. Estin, R.J.
    Jackson, E.T. Kennan, L.J. Lasser, D.S. Perkins, W.F. Pounds,
    G. Putnam, G. Putnam, III, A.J.C. Smith and W.N. Thorndike.

/  /  FOR fixing the number of Trustees and electing all the nominees


/  /  WITHHOLD authority to vote for all nominees

/  /  FOR All Except

    To withhold authority to vote for one or more of the nominees, mark "For All Except" and write those nominees' names on the line below.

    ----------------------------------------------------------

2.  Proposal to ratify           FOR      AGAINST    ABSTAIN
    the selection of             /  /     /  /     /  /
    Price Waterhouse LLP
    as the independent
    auditors of your fund.

Note:  If you have questions on any of the Proposals, please call
1-800-225-1581.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
Shareholder Signature (PLEASE SIGN IN BOX)         Date

-----------------------------------------------------------------
Co-owner Signature (PLEASE SIGN IN BOX)            Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                                   State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------


DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

                               PUTNAMINVESTMENTS

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

Putnam New York Investment Grade Municipal Trust

Proxy for a meeting of shareholders to be held on October 9, 1997 for Putnam New York Investment Grade Municipal Trust (Preferred Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam New York Investment Grade Municipal Trust on October 9, 1997, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X

                   THIS PROXY CARD IS VALID ONLY WHEN SIGNED.

Putnam New York Investment Grade Municipal Trust
(Preferred Shares)

    For address changes and/or comments, please mark this box and write them on the back where indicated.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing Trustees as set forth in Proposal 1 and FOR Proposal 2. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR PROPOSAL 2.


1.  Proposal to elect Trustees

    The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
    Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E. Patterson,
    D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, A.J.C.
    Smith and W.N. Thorndike.

/  /  FOR fixing the number of Trustees and electing all the nominees


/  /  WITHHOLD authority to vote for all nominees

/  /  FOR All Except

    To withhold authority to vote for one or more of the nominees, mark "For All Except" and write those nominees' names on the line below.

    ----------------------------------------------------------

2.  Proposal to ratify           FOR      AGAINST    ABSTAIN
    the selection of             /  /     /  /     /  /
    Price Waterhouse LLP
    as the independent
    auditors of your fund.

Note:  If you have questions on any of the Proposals, please call
1-800-225-1581.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
Shareholder Signature (PLEASE SIGN IN BOX)         Date

-----------------------------------------------------------------
Co-owner Signature (PLEASE SIGN IN BOX)            Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                                   State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------


DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!